Exhibit 10.6

FBRED BDC FINANCE, LLC

as Lender

AND

COMPUTERSHARE TRUST COMPANY, N.A.

as Custodian

CUSTODIAL AGREEMENT

Dated as of June [__], 2024

EXHIBITS

EXHIBIT A	CUSTODIAL CERTIFICATION
EXHIBIT B	MORTGAGE ASSET FILE CHECKLIST
EXHIBIT C	FORM OF REQUEST FOR RELEASE
EXHIBIT D	[RESERVED]
EXHIBIT E	DESIGNATED OFFICERS OF THE LENDER
EXHIBIT F	DESIGNATED OFFICERS OF THE SERVICER
EXHIBIT G	DESIGNATED OFFICERS OF THE CUSTODIAN
EXHIBIT H	SCHEDULE OF CUSTODIAL FEES
EXHIBIT I	FORM OF LOST NOTE/INSTRUMENT AFFIDAVIT

This Custodial Agreement (the “Agreement”), dated and effective as of June [__], 2024, is made by and between Computershare Trust Company, N.A., as custodian (the “Custodian”) and FBRED BDC FINANCE, LLC, as lender (the “Lender”).

W I T N E S S E T H

WHEREAS, the Lender is a wholly-owned subsidiary of Franklin BSP Real Estate Debt BDC, a closed-end management investment company which has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Lender desires to retain Computershare Trust Company, N.A. to act as document custodian for the Lender; and

WHEREAS, the Lender desires that certain of the Lender’s Mortgage Loan Documents (as defined below) be held by the Custodian pursuant to this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS

Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Agreement”: This Agreement and all amendments and attachments hereto and supplements hereof.

“Assignment of Leases and Rents”: With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the Mortgage Loan.

“Business Day”: Any day other than (i) a Saturday or Sunday; (ii) a day on which banks in the State of New York (or the state where the Lender or the Custodian) are authorized or obligated by law or executive order to be closed or (iii) any day on which the New York Stock Exchange is closed.

“Capital Stock”: Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent equity ownership interests in a Person which is not a corporation, including, without limitation, any and all member or other equivalent interests in any limited liability company, and any and all warrants or options to purchase any of the foregoing.

“Class”: With respect to a Mortgage Asset, such Mortgage Asset’s classification as one of the following: Whole Loan, Partial Interest, Participation, Mezzanine Loan, or Preferred Equity.

“Custodial Delivery Failure”: As such term is defined in Section 19(c) herein.

“Custodial Office”: The offices of the Custodian located at Computershare Trust Company, N.A., Mortgage Document Custody (CMBS), 1055 Tenth Avenue S.E., Minneapolis, Minnesota 55414, Attention: Commercial Mortgage Department, Reference: CMBS – BSFBWAREHOUSE, or such other offices of the Custodian as the Custodian shall identify to the Lender in writing.

“Custodian”: Computershare Trust Company, N.A., or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided. Computershare Trust Company, N.A. will perform its duties as Custodian hereunder through its document custody division (including, as applicable, any agents or affiliates utilized thereby).

“Delivery Date”: With respect to each transaction, the date on which the related Mortgage Asset File is delivered by Lender to the Custodian.

“Designated Officer”: Any officer of the Lender or the Servicer authorized to request the release of Mortgage Asset Files on behalf of the Lender and otherwise to handle matters with respect to the Mortgage Loans on behalf of the Lender. The name and specimen signature of each Designated Officer appear on the list of Designated Officers attached hereto as Exhibit E or Exhibit F as such list may be supplemented or amended from time to time by written notice from the Lender to the Custodian.

“Electronic Mortgage Loan Document”: Any Mortgage Asset File document that the Lender or its designee delivers to the Custodian electronically in a .pdf format and identified as “unique loan id.document name.pdf” (example: 12345.mortgage.pdf). The Custodian will maintain, release and purge the Electronic Mortgage Loan Document according to the Custodian’s customary retention and purging policies and procedures. It is understood that in no circumstances will the custodian be required to print the Electronic Mortgage Loan Documents.

“Environmental Indemnity Agreement”: With respect to any Mortgage Loan, an environmental indemnity agreement made by an indemnitor in favor of the Lender with respect to such Mortgage Loan or the related Mortgaged Property.

“Exception Report”: The report to be prepared by the Custodian pursuant to Section 3 hereof.

“Force Majeure Event”: As defined in Section 24(m) herein.

“Ground Lease”: The ground lease pursuant to which any Mortgagor holds a leasehold interest in the related Mortgaged Property, together with any estoppels or other agreements executed and delivered by the ground lessor in favor of the Lender under the related Mortgage Loan.

“Indemnity and Guaranty Agreement”: A third-party guaranty of the payment obligations of a Mortgagor under any Mortgage Loan.

“Lender”: Shall have the meaning assigned thereto in the first sentence of this Agreement.

“Letter of Credit”: With respect to any Mortgage Loan, any third-party letter of credit delivered by or at the direction of the borrower pursuant to the terms of such Mortgage Loan.

“Loan Detail Report”: The report prepared by the Custodian pursuant to Section 3(c) hereof.

“Mezzanine Loan”: A mezzanine loan secured by pledges of the Capital Stock of a Mortgagor in connection with commercial real estate.

“Mezzanine Note”: The original executed promissory note, certificate, participation, or other tangible evidence of Mezzanine Loan indebtedness.

“Mortgage”: With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar instrument that secures the related Mortgage Note and creates a lien on the related Mortgaged Property.

“Mortgage Asset”: Any Whole Loan, Partial Interest, Participation Interest, Mezzanine Loan or Preferred Equity: (i) for which the Underlying Mortgaged Property is included in the categories for Types of Mortgaged Property, and (ii) for which Lender has delivered to the Custodian in connection with any transaction hereunder.

“Mortgage Asset File”: As to each Mortgage Loan, any Mortgage Loan Documents that are delivered to, and received by, the Custodian or which at any time come into the possession of the Custodian pursuant to this Agreement.

“Mortgage Asset File Checklist”: As to each Mortgage Asset, a document checklist substantially in the form attached as Exhibit B hereto, to be delivered with the Mortgage Asset File.

“Mortgage Loan”: An individual Mortgage Asset which is the subject of this Agreement, as identified on the Loan Detail Report prepared by the Custodian from time to time, which Mortgage Loan includes, without limitation, the Mortgage Asset File which shall include the Mortgage Loan Documents set forth or described in Section 2 hereof.

“Mortgage Loan Data Schedule”: A schedule of data with respect to each Mortgage Loan delivered to the Custodian by the Lender in electronic format which is mutually agreed upon by the Lender and the Custodian, which form may be amended from time to time in accordance with the terms of this Agreement.

“Mortgage Loan Documents”: The original documents as to each Mortgage Loan, as set forth or described in Section 2 hereof.

“Mortgage Note”: The original executed promissory note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

“Mortgaged Property”: The property subject to the lien of a Mortgage.

“Mortgagor”: The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

“Originator”: With respect to each Mortgage Asset, the Person who originated or issued, as applicable, such Mortgage Asset.

“Partial Interest”: A pari passu note, a “B-note” in an “A/B structure”, or such other note representing a portion of a commercial real estate mortgage loan.

“Partial Interest Note”: The original executed promissory note relating to a Partial Interest.

“Participation Agreement”: With respect to any Participation Interest, the participation agreement or similar agreement under which such Participation Interest was created.

“Participation Certificate”: The original executed certificate or other tangible evidence of a Participation Interest.

“Participation Interest”: A participation interest in a commercial real estate loan or Mezzanine Loan.

“Person”: Any individual, limited liability company, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof, or any other legal entity.

“Pledge Agreement”: With respect to any Mezzanine Loan, any pledge agreement or similar instrument, creating in favor of Lender a security interest in all of the Capital Stock of the borrower under such Mezzanine Loan.

“Pledged Stock”: The Capital Stock of the borrower under a Mezzanine Loan in which the Lender has a security interest pursuant to the related Pledge Agreement.

“Preferred Equity”: A preferred equity position evidenced by a stock share certificate or other similar ownership certificate representing the entire equity ownership interest in entities that own income producing commercial real estate.

“Release Fee”: The fee charged to the Lender by the Custodian pursuant to Section 5 hereof.

“Request for Release”: A request for a release of a Mortgage Asset File either in an electronic format or signed by a Designated Officer substantially in form and substance of the attached as Exhibit C hereto.

“Responsible Officer”: Any officer in the Document Custody Division and, with respect to a particular document custody matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, and in each case, with direct responsibility for the administration of this Agreement.

“Security Agreement”: With respect to any Mortgage Asset, any contract, instrument or other document related to security for repayment or payment thereof (other than any related Mortgage or Mezzanine Note), executed by the Mortgagor or other applicable party (in the case of a Mezzanine Loan or Preferred Equity) and/or others in connection with such Mortgage Asset, including without limitation, any security agreement, guaranty, title insurance policy, hazard insurance policy, chattel mortgage, Letter of Credit or certificate of deposit or other pledged accounts and any other documents and records relating to any of the foregoing.

“Servicer”: a servicer of the Mortgage Loans as designated by the Lender.

“Type”: With respect to a Mortgaged Property, such Mortgaged Property’s classification as one of the following: (a) multifamily, (b) retail, (c) office, (d) industrial, (e) hotel, (f) student housing, (g) medical office product, (h) self-storage, (i) nursing home or (j) such other classification as may be agreed to by the parties hereto.

“UCC Financing Statement”: A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

“Underlying Mortgaged Property”: In the case of any:

a. Whole Loan, the Mortgaged Property securing such Whole Loan;

b. Partial Interest, the Mortgaged Property securing such Partial Interest;

c. Participation Interest, the Mortgaged Property securing the Mortgage Loan relating to such Participation Interest;

c. Mezzanine Loan, the Mortgaged Property that is owned by the Person the Capital Stock of which is pledged as collateral security for such Mezzanine Loan; and

e. Preferred Equity, the income producing commercial real estate owned by the entity whose equity ownership interest is represented by such Preferred Equity.

“Whole Loan”: A commercial real estate whole loan.

SECTION 2.

DELIVERY

With respect to each Mortgage Asset proposed to be delivered under this Agreement, the Lender shall deliver, or cause to be delivered, the Mortgage Asset File to Custodian for such Mortgage Asset. In accordance with the required delivery times set forth in Section 3, the Lender shall deliver, or cause to be delivered, the documents identified in the related Mortgage Asset File Checklist with notification via electronic transmission notification of shipment and all packages tracking numbers in connection with such delivery, which may include the documents set forth below:

a. With respect to each Whole Loan:

1. the original executed Mortgage Note relating to such Whole Loan, which Mortgage Note shall: (A) be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to the Lender, without recourse, to the order of the Lender and further reflect a complete, unbroken chain of endorsement from the related Originator to the Lender and (B) be accompanied by a separate allonge pursuant to which the Lender has endorsed such Mortgage Note, without recourse, in blank;

2. the original recorded Mortgage or a copy of such recorded Mortgage;

3. as applicable, the original recorded or a copy of such recorded Assignment of Leases and Rents;

4. as applicable, the Security Agreement, loan agreement, intercreditor agreement, co-lender agreement, environmental indemnity agreement, guarantee agreement, Letter of Credit, lockbox agreement, cash management agreement;

5. as applicable, any intervening assignment of Mortgage or Assignment of Assignment of Leases and Rents with evidence of recording thereon;

6. as applicable, any assumption, modification, consolidation or extension made in respect of the Mortgage Note or any document or agreement referred to in clause a(iv) above, with evidence of recording thereon if related to a recorded document;

7. an original assignment of Mortgage executed in blank by the Lender;

8. as applicable, an original assignment of the Assignment of Leases and Rents, executed in blank by the Lender;

9. copies of all UCC Financing Statements filed in respect of the Whole Loan, including all amendments and assignments related thereto, if any, in each case with evidence of filing which are necessary to show a complete chain of title thereon;

10. an assignment of each UCC Financing Statement filed in respect of such Whole Loan, prepared in blank by Lender;

11. the related original omnibus assignment, if any, executed in blank by Lender;

12. a copy of the related lender’s title insurance policy (provided that any exception to this item shall note whether the related Mortgage Asset File includes a “marked-up” commitment for title insurance marked as binding and countersigned or evidenced as binding by an escrow letter or closing instructions);

13. a copy of any survey of the related Underlying Mortgaged Property, together with the surveyor’s certificate thereon;

14. a copy of any power of attorney relating to such Whole Loan;

15. a copy of any Ground Lease and/or Ground Lease estoppels relating to the related Underlying Mortgaged Property;

16. a copy of any release letter relating to such Whole Loan;

17. any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with this Section 2; and

b. With respect to each Partial Interest:

1. With respect to any Mortgage Asset that is a Partial Interest on its Delivery Date:

(i) the original executed Partial Interest Note related to such Partial Interest, which Partial Interest Note shall be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to the Lender, without recourse, to the order of the Lender and further reflect a complete, unbroken chain of endorsement from the related Originator to the Lender and be accompanied by a separate allonge pursuant to which the Lender has endorsed such Partial Interest Note, without recourse, in blank;

(ii) as applicable, copies of each Mortgage, Assignment of Leases and Rents, Security Agreement, loan agreement, intercreditor agreement, co-lender agreement, environmental indemnity agreement, guarantee agreement, Letter of Credit, lockbox agreement, cash management agreement;

(iii) as applicable, copies of any assignment, assumption, modification, consolidation or extension made in respect of such Partial Interest Note or any document or agreement referred to in clause 2b1(ii) above, with evidence of recording thereon if related to a recorded document;

(iv) as applicable, an original assignment of each agreement referred to in clause 2b1(ii) above, executed in blank by the Lender;

(v) as applicable, copies of all UCC Financing Statements filed in respect of such Partial Interest, including all amendments and assignments related thereto, if any, in each case with evidence of filing;

(vi) an assignment of each UCC Financing Statement filed in respect of such Partial Interest, prepared in blank by Lender;

(vii) the related original omnibus assignment, if any, executed in blank by Lender;

(viii) a copy of the related lender’s title insurance policy (provided that any exception to this item shall note whether the related Mortgage Asset File includes a “marked-up” commitment for title insurance marked as binding and countersigned or evidenced as binding by an escrow letter or closing instructions);

(ix) a copy of the survey of the related Underlying Mortgaged Property, together with the surveyor’s certificate thereon;

(x) a copy of any power of attorney relating to such Partial Interest;

(xi) a copy of any Ground Lease and/or Ground Lease estoppels relating to the related Underlying Mortgaged Property;

(xii) a copy of any release letter relating to such Partial Interest;

(xiii) any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with this Section 2; and

2. With respect to any Mortgage Asset that is a Partial Interest on its Delivery Date and Owner has informed Custodian that part of such Partial Interest is held pursuant to another agreement, the Custodian shall hold the following documents:

(i) the original executed Partial Interest Note related to such Partial Interest, which Partial Interest Note shall be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to the Lender, without recourse, to the order of the Lender and further reflect a complete, unbroken chain of endorsement from the related Originator to the Lender and be accompanied by a separate allonge pursuant to which the Lender has endorsed such Partial Interest Note, without recourse, in blank; and

(ii) as applicable, copies of any documents identified on the Mortgage Asset File Checklist delivered to Custodian in accordance with Section 2(b)(1)(ii)-(xiii) hereof; and

c. With respect to each Participation Interest:

1. the original executed Participation Certificate related to such Participation Interest, which Participation Certificate shall with respect to any certificate, be registered or endorsed in the name of Lender;

2. copies of the related Participation Agreement;

3. as applicable, copies of any assignment, assumption, modification, consolidation or extension made in respect of such Participation Interest, with evidence of recording thereon;

4. as applicable, an original assignment of each agreement referred to in clause c(ii) above, executed in blank by the Lender;

5. copies of all UCC Financing Statements filed in respect of such Participation, including all amendments and assignments related thereto, if any, in each case with evidence of filing;

6. an assignment of each UCC Financing Statement filed in respect of such Participation, prepared in blank by Lender;

7. the related original omnibus assignment, if any, executed in blank by Lender;

8. a copy of the related lender’s title insurance policy (provided that any exception to this item shall note whether the related Mortgage Asset File includes a “marked-up” commitment for title insurance marked as binding and countersigned or evidenced as binding by an escrow letter or closing instructions);

9. a survey of the related Underlying Mortgaged Property, together with the surveyor’s certificate thereon;

10. a copy of any power of attorney relating to such Participation;

11. a copy of any Ground Lease and/or Ground Lease estoppels relating to the related Underlying Mortgaged Property;

12. a copy of any release letter relating to such Participation;

13. any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with this Section 2; and

d. With respect to each Mezzanine Loan:

1. the original executed Mezzanine Note relating to such Mezzanine Loan, which Mezzanine Note shall (A) be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to the Lender, without recourse, to the order of the Lender and further reflect a complete, unbroken chain of endorsement from the related Originator to the Lender and (B) be accompanied by a separate allonge pursuant to which the Lender has endorsed such Mortgage Note, without recourse, in blank;

2. copies of the related intercreditor agreement (if any) and the related Pledge Agreement, if any;

3. as applicable, copies of any assignment, assumption, modification, consolidation or extension made in respect of such Mezzanine Note or any document or agreement referred to in clause d(ii) above;

4. as applicable, an original assignment of each agreement referred to in clause d(ii) above, executed in blank by the Lender;

5. each original certificate, if any, representing the related Pledged Stock, together with an undated stock power covering each such certificate, executed in blank;

6. copies of all UCC Financing Statements filed in respect of such Mezzanine Loan, including all amendments and assignments related thereto, if any, in each case with evidence of filing;

7. an assignment of each UCC Financing Statement filed in respect of such Mezzanine Loan, prepared in blank by Lender;

8. the related original omnibus assignment, if any, executed in blank by Lender;

9. the original Eagle 9 insurance policy (if any) (provided that any exception to this item shall note whether the related Mortgage Asset File includes a “marked up” commitment marked as binding and countersigned or evidenced as binding by an escrow letter or closing instructions), together with a mezzanine endorsement and date down to owner’s policy;

10. any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with this Section 2; and

e. With respect to Preferred Equity:

1. the original stock share certificate or other similar ownership certificate issued in respect of such Preferred Equity, which certificate shall (A) be endorsed (either on the face thereof or pursuant to a separate allonge) by the most recent endorsee prior to the Lender, without recourse, to the order of the Lender and further reflect a complete, unbroken chain of endorsement from the related Originator to the Lender and (B) be accompanied by a separate allonge pursuant to which the Lender has endorsed such certificate, without recourse, in blank;

2. copies of the partnership agreement, operating agreement;

3. as applicable, copies of any assignment, assumption, modification, consolidation or extension made in respect of any document or agreement referred to in clause (ii) above, with evidence of recording thereon if related to a recorded document;

4. as applicable, an original assignment of each agreement referred to in clause (ii) above, executed in blank by the Lender;

5. a certificate from the appropriate governmental authority dated as of a recent date certifying that the issuer of such Preferred Equity is in good standing in the jurisdiction of its incorporation;

6. a certificate from the applicable record keeper stating that the Lender is the registered holder of such Preferred Equity;

7. the related original omnibus assignment, if any, executed in blank by Lender;

8. any additional documents identified on the related Mortgage Asset File Checklist delivered to Custodian in accordance with this Section 2; and

f. With respect to each Mortgage Asset File:

1. From time to time, Lender shall forward to Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of the related Mortgage Asset approved by Lender and upon receipt of any such other documents, Custodian shall hold such other documents as Lender shall request in writing from time to time.

2. Any additional documentation delivered to Custodian pursuant to this Section 2(f) shall be accompanied by a Mortgage Asset File Checklist duly completed by Lender.

The Lender shall deliver, or cause to be delivered, to the Custodian at its Custodial Office the Mortgage Loan Documents related to any Mortgage Loan in a redweld file labeled on the upper right corner with the property name, property address and the Lender’s loan number (and the other relevant identifying information) with each Mortgage Loan Document in a separate manila file folder clearly labeled on the tab with the name of the document and in the order designated in paragraphs (a) through (e) above, with notification via electronic transmission notification of shipment and all package tracking numbers in connection with such delivery. The Lender shall cause each Mortgage Asset File to be delivered to the Custodian under a cover letter substantially in form and substance of Exhibit B hereto. The Lender shall deliver, or cause to be delivered, any Mortgage Loan Documents not included in the initial delivery of the Mortgage Asset File to the Custodian at the Custodial Office under a cover letter substantially in form and substance of Exhibit B hereto. Mortgage Loan Documents delivered in the same package for different Mortgage Asset Files shall each have a separate cover letter. All such Mortgage Loan Documents held by the Custodian as to each Mortgage Loan shall constitute the related Mortgage Asset File.

Notwithstanding anything to the contrary, with respect to any Electronic Mortgage Loan Documents, Lender shall deliver any such document in accordance with the definition of “Electronic Mortgage Loan Document” in this Agreement.

SECTION 3.

CERTIFICATION OF THE CUSTODIAN

a. Two (2) Business Days prior to each Delivery Date, the Lender shall deliver to the Custodian, in electronic format, the related Mortgage Loan Data Schedule.

b. Not later than five (5) Business Days after the Delivery Date, or a date mutually agreed upon by the Lender and Custodian, the Custodian shall deliver to the Lender a Custodial Certification (in a form substantially similar to Exhibit A), subject to Section 3(c) of this Agreement, to the effect that, as to such Mortgage Loan: (i) except for the exceptions listed as part of the attached Exception Report, all documents delivered to it pursuant to Section 2 of this Agreement are in its possession; (ii) all such documents have been reviewed and relate to such loan, and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed), (B) appear to have been executed and (C) purport to relate to such Mortgage Loan; (iii) the Mortgage Note has been endorsed as provided in Section 2 of this Agreement; and (iv) the information set forth in the Mortgage Loan Data Schedule with respect to the following items accurately reflects the information set forth in the related Mortgage Note or Partial Interest Note: Borrower Name and Loan Amount; and (v) the information set forth in the Mortgage Loan Data Schedule with respect to the following items accurately reflects the information set forth in the related Mortgage: Borrower Name, Address, City and State (excluding zip code).

c. During the term of this Agreement, the Custodian shall forward to the Lender, with a copy to the Servicer, a Loan Detail Report (or an update of any such Loan Detail Report previously requested and delivered hereunder) for each Mortgage Loan subject to this Agreement and an updated or amended Exception Report (or an update of any such Exception Report previously requested and delivered hereunder) setting forth the exceptions for any individual Mortgage Loan, any group of Mortgage Loans or for all of the Mortgage Loans, as the case may be, for which the Custodian holds a Mortgage Asset File pursuant to this Agreement (i) by the twenty eighth (28th) day of each month and (ii) promptly after Custodian’s receipt of a written request of the Lender.

d. Upon the written direction of the Lender, the Custodian shall deliver to any party designated by the Lender in such written direction, at the place indicated by the Lender in such written direction, the related Mortgage Asset File held by it pursuant to this Agreement upon which delivery the Mortgage Asset File shall no longer be subject to this Agreement.

e. The Lender hereby certifies to the Custodian that, notwithstanding anything to the contrary herein, the review contemplated by this Section 3 (the “Review”) is a review to be performed by the Custodian solely for the purpose of acknowledging receipt of Mortgage Asset Files by the Custodian from the Lender. Any Custodial Certification, Exception Report, Loan Detail Report or other certification (collectively, the “Certification”) related to such Review prepared by the Custodian and furnished to the Lender is produced solely in connection with this purpose. The Lender did not engage the Custodian to perform the Review, produce the Certification or perform any of the services under this Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the Mortgage Loans provided to the Custodian by the Lender for the Review as contemplated by Rule 17g-10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Given the purpose and scope of the Custodian’s services (including the Review and any Certification) under this Agreement and given the Lender’s treatment and use of the Review and Certification, the Lender and the Custodian agree that the Custodian’s Review is not commonly understood in the market to be “due diligence services” for purposes of Rule 17g-10. The Lender does not consider the Review and the Certification to be “due diligence services” for purposes of Rule 17g-10, and unless the Lender notifies the Custodian to the contrary, the Lender will not treat the Certification as a “third party due diligence report” for purposes of Rule 15Ga-2 under the Exchange Act. The Lender hereby acknowledges that the Custodian is relying on this certification for purposes of determining that its Review does not constitute “due diligence services” under Rule 17g-10.

SECTION 4.

OBLIGATIONS OF THE CUSTODIAN; OWNERSHIP

OF MORTGAGE LOAN DOCUMENTS

With respect to each Mortgage Asset File that is delivered to, and received by, the Custodian or that comes into the possession of the Custodian pursuant to this Agreement, the Custodian acknowledges and agrees that the Custodian is the custodian for the Lender exclusively and that, as provided in Section 5 of this Agreement, the Lender has the legal right to, at any time and in its absolute discretion, direct, in writing, the Custodian to release any Mortgage Asset File or all Mortgage Asset Files to the Lender or the Servicer, as the case may be, at such place or places as the Lender may designate. Except as otherwise provided herein, the Custodian shall maintain continuous custody of all Mortgage Loan Documents constituting the Mortgage Asset File in secure and fire resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible for verifying: (i) the validity, legality, enforceability, effectiveness, sufficiency, due authorization or genuineness of any document in the Mortgage Asset File or of any Mortgage Loans or (ii) the collectability, perfectibility, insurability, effectiveness, including the authority or capacity of any Person to execute or issue any document in the Mortgage Asset File, or suitability of any Mortgage Loan unless specified otherwise in this Agreement. The Custodian shall promptly report to the Lender any failure on its part to hold the Mortgage Asset Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure. All Mortgage Loan Documents shall be held in safekeeping by the Custodian, individually segregated from the documents of any other Person, marked so as to clearly identify them as the property of the Lender as set forth in this Agreement. The records created and maintained hereunder by Custodian shall be in the form and format agreed to between Custodian and the Lender as set forth in this Agreement.

SECTION 5.

RELEASE OF MORTGAGE ASSET FILES; SECURITIZATION

a. If at any time the Lender or Servicer wishes to withdraw a Mortgage Asset File from the Custodian, the Custodian, upon request of the Lender or the Servicer, and delivery to the Custodian of a Request for Release and receipt signed by the Designated Officer of the Lender or the Servicer substantially in form and substance of Exhibit C hereto, shall promptly release, within two (2) Business Days, the related Mortgage Asset File held in its possession or control in accordance with the written direction of the Lender or the Servicer by overnight delivery. The Lender or the Servicer shall return the Mortgage Asset File to the Custodian when the need no longer exists for such Mortgage Asset File. The Lender shall pay a Release Fee to the Custodian in the amount provided on Exhibit H hereto for any release. All Electronic Mortgage Loan Documents in the Custodian’s possession that are requested pursuant to this section for a permanent reason will be removed and deleted from the Custodian’s electronic storage facilities in accordance with the Custodian’s customary retention and purging policies and procedures of electronic files and data.

b. If at any time the Lender or Servicer wishes to withdraw a Mortgage Asset File containing a Partial Interest Note from the Custodian, the Custodian, upon request of the Lender or the Servicer, and delivery to the Custodian of a Request for Release and receipt signed by the Designated Officer of the Lender or the Servicer substantially in form and substance of Exhibit C hereto, shall promptly release, within two (2) Business Days, the Mortgage Asset File containing the original Partial Interest Note, or the Partial Interest Note if the note is not the original Partial Interest Note, held in its possession or control in accordance with the written direction of the Lender or the Servicer by overnight delivery. The Lender or the Servicer shall return the Mortgage Asset File containing the original Partial Interest Note, or Partial Interest Note to the Custodian when the need no longer exists for such Mortgage Asset File or Partial Interest Note. The Lender shall pay a Release Fee to the Custodian in the amount provided on Exhibit H hereto for any release.

SECTION 6.

FEES OF CUSTODIAN

The Custodian shall charge such fees for its services under this Agreement as are set forth on Exhibit H hereto, the payment of which fees, together with the Custodian’s expenses in connection herewith (including the reasonable fees and expenses of counsel to the Custodian and any costs or expenses related to the transfer of its responsibilities hereunder pursuant to Section 7 or Section 15 hereof) shall be paid by the Lender. Such invoice will be provided by the Custodian in an electronic format. The Custodian agrees that it will not retain (other than as set forth in Section 15 of this Agreement), delay the release of, assert a lien upon or otherwise interfere with Lender’s taking physical possession of, any Mortgage Asset File by reason of any amounts that Lender may owe to Custodian. The obligations of the Lender under this Section 6 shall survive the termination or assignment of this Agreement or the resignation or removal of the Custodian.

SECTION 7.

REMOVAL OF CUSTODIAN

The Lender may with thirty (30) days’ advance written notice to the Custodian remove the Custodian from the performance of its duties under this Agreement with respect to any or all of the Mortgage Loans. Having given notice of such removal, the Lender promptly shall, by written notice to the Custodian: (i) appoint a successor custodian to replace the Custodian under this Agreement, (ii) designate a document custodian to receive the Mortgage Asset Files with respect to the Mortgage Loans removed from this Agreement or (iii) take delivery of the Mortgage Asset Files. In the event of any such removal, the Custodian shall promptly transfer to the successor custodian or to the Lender, as directed in writing by a Designated Officer of the Lender, all affected Mortgage Asset Files. If Custodian is to deliver the Mortgage Asset Files to the Lender, Custodian shall deliver such files to the address set forth in Section 17 hereto unless otherwise instructed by a Designated Officer of Lender The Lender shall be responsible for all expenses of transferring the Mortgage Asset Files to the successor custodian or the delivery of the Mortgage Asset Files to the Lender, as applicable. In all cases, the Custodian will have no obligation with respect to the fees or expenses of any successor custodian. If no successor is so appointed and approved by the end of such thirty (30) day period, the Custodian shall deliver all Mortgage Asset Files to the Lender at the sole cost and expense of Lender and shall incur no liability for such delivery. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Mortgage Loans for which this Agreement is not terminated hereunder. With respect to any Electronic Mortgage Loan Documents upon the appointment of a successor custodian, the Custodian will remove from its possession and shall delete all Electronic Mortgage Loan Documents held in its possession pursuant to this Agreement and in accordance with the Custodian’s customary retention and purging policies and procedures of electronic files and data.

SECTION 8.

REPRESENTATIONS AND WARRANTIES OF CUSTODIAN AND LENDER

a. The Custodian represents and warrants to and covenants with, Lender, as of date of this Agreement and shall be deemed to restate as of each Delivery Date that:

1. The Custodian is a national banking association, and a “bank” as defined in Section 202(a)(2) of the Investment Advisers Act of 1940 (the “Advisers Act”),validly existing, duly organized and qualified to do business and is in good standing under the laws of each jurisdiction in which the performance of its duties under the Agreement would require such qualification and has the requisite power and authority to execute, deliver and perform its obligations under the Agreement.

2. The Custodian is qualified to act as a custodian pursuant to Section 26(a)(1) of the 1940 Act.

3. The Custodian’s execution and delivery of, performance under and compliance with this Agreement, will not violate the Custodian’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, to the knowledge of an authorized officer of the Custodian, any material agreement or other material instrument to which it is a party or by which it is bound.

4. The Custodian has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

5. This Agreement constitutes a valid, legal and binding obligation of the Custodian, enforceable against the Custodian in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

6. To the knowledge of an authorized officer of the Custodian, the Custodian is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority.

7. To the knowledge of an authorized officer of the Custodian, no consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Custodian of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

8. To the knowledge of an authorized officer of the Custodian, there are no actions, proceedings or investigations pending or threatened against the Custodian before any court, administrative agency or tribunal (i) asserting the invalidity of the Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated thereby or (iii) that might materially and adversely affect the performance by the Custodian of its obligations under or the validity or enforceability of the Agreement.

b. The representations and warranties of the Custodian set forth in Section 8(a) of this Agreement shall inure to the benefit of the Persons for whose benefit they were made for so long as this Agreement is in effect. Upon actual discovery by any party hereto of a breach of any such representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties hereto.

c. Any successor to the Custodian shall be deemed to have made, as of the date of its succession, each of the representations and warranties set forth in Section 8(a) of this Agreement, subject to such appropriate modifications to the representation and warranty set forth in Section 8(a)(1) of this Agreement to accurately reflect such successor’s jurisdiction of organization and whether it is a corporation, partnership, bank, association or other type of organization.

d. The Lender represents and warrants to and covenants with, Custodian, as of the date of this Agreement and shall be deemed to restate as of each Delivery Date, that:

1. Lender is duly organized and validly existing as a Delaware limited liability company.

2. Lender’s execution and delivery of, performance under and compliance with this Agreement, will not violate Lender’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

3. Lender has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

4. This Agreement constitutes a valid, legal and binding obligation of Lender, enforceable against Lender in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

5. To the best of the knowledge of the undersigned officer of Lender, Lender is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Lender’s good faith and reasonable judgment, is likely to affect materially and adversely either the ability of Lender to perform its obligations under this Agreement or the financial condition of Lender.

6. To the best of the knowledge of the undersigned officer of Lender, no consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Lender of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

7. To the best of the knowledge of the undersigned officer of Lender, no litigation is pending or threatened against Lender that, if determined adversely to Lender, would prohibit Lender from entering into this Agreement or that, in Lender’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of Lender to perform its obligations under this Agreement or the financial condition of Lender.

8. Lender, in connection with the indemnity provided in Section 19(b), is sufficiently capitalized to meet any and all indemnity obligations stated therein and covenants and agrees that it shall maintain such sufficient capitalization as to meet its ongoing indemnity obligations until such obligations cease to exist.

SECTION 9.

EXAMINATION OF MORTGAGE ASSET FILES

Upon at least two (2) Business Days prior written notice to the Custodian from a Designated Officer of the Lender, the Lender and its agents, accountants, attorneys, auditors and prospective purchasers will be permitted during the Custodian’s normal business hours to examine the Mortgage Asset Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans at the expense of the Lender. Notwithstanding the foregoing, nothing in this Agreement gives rise to any right, expectation, or other entitlement on the part of Lender and its agents, accountants, attorneys, auditors and prospective purchasers to inspect, examine, access, or visit any Computershare data center, or other secure Computershare facility or to inspect, examine or otherwise access any Computershare system.

SECTION 10.

INSURANCE OF CUSTODIAN

At its own expense, the Custodian shall maintain during the term of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, and errors and omissions insurance. All such insurance shall be in amounts, with such coverage and subject to such deductibles, as is customary for insurance typically maintained by financial and/or trust companies of a similar size and breadth of business as Computershare which act as Custodian. Notwithstanding the foregoing, the Custodian may elect to self-insure. A certificate of an authorized representative of Custodian shall be furnished to Lender, upon request, stating that such insurance is in full force and effect or that Custodian has self-insured.

SECTION 11.

COUNTERPARTS

This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.

SECTION 12.

PERIODIC STATEMENTS

Upon the written request of the Lender at any time, but no more than one time per calendar month, the Custodian shall provide via electronic transmission to the Lender a list of all the Mortgage Loans for which the Custodian holds a Mortgage Asset File pursuant to this Agreement. Such list may be in the form of a copy of the Mortgage Loan Data Schedule with manual additions and deletions to specifically denote any Mortgage Loans substituted, paid off or repurchased since the date of this Agreement.

SECTION 13.

GOVERNING LAW; JURISDICTION

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN SUCH STATE.

To the fullest extent permitted under applicable law, each party hereto waives its respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement, any assignment or the transactions contemplated hereby, in any action, proceeding or other litigation of any type brought by any party against the other parties, whether with respect to contract claims, tort claims, or otherwise. Each party hereto agrees that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this Section as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement, any assignment or any provision hereof or thereof. This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement or any assignment.

To the fullest extent permitted under applicable law, each party hereto hereby (i) submits to the exclusive jurisdiction of any New York state and federal courts sitting in New York City with respect to matters arising out of or relating to this Agreement; (ii) agrees that all claims with respect to such matters may be heard and determined in such New York State or Federal courts; (iii) waives the defense of an inconvenient forum in any action or proceeding involving such claims in any such court; and (iv) agrees that a final judgment in any such action or proceeding in any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 14.

NO ADVERSE INTEREST OF CUSTODIAN

By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

SECTION 15.

RESIGNATION BY CUSTODIAN

The Custodian may resign as custodian under this Agreement upon at least thirty (30) days’ prior written notice to the Lender. In the event of such resignation, the Lender shall promptly appoint a successor custodian (at the Lender’s own expense) to serve as the custodian hereunder. Upon such appointment and payment of all outstanding and unpaid fees of the Custodian, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Lender, all Mortgage Asset Files being administered by Custodian under this Agreement. If no successor is so appointed and approved by the end of such thirty (30) day period, the Custodian shall deliver all Mortgage Asset Files to the Lender at the address set forth in Section 17 hereto unless otherwise instructed by a Designated Officer of Lender. The Custodian shall be responsible for the expenses of transferring the Mortgage Asset Files to the successor custodian or the delivery of the Mortgage Asset Files to the Lender under this Section 15, as applicable, unless Custodian is resigning due to Lender’s breach of this Agreement including but not limited to Lender’s failure to pay custodial fees within thirty (30) days of written notice from the Custodian that same are due and unpaid. In all cases, the Custodian will have no obligation with respect to the fees or expenses of any successor custodian. With respect to any Electronic Mortgage Loan Documents upon the appointment of a successor custodian, the Custodian will remove from its possession and shall delete all Electronic Mortgage Loan Documents held in its possession pursuant to this Agreement and in accordance with the Custodian’s customary retention and purging policies and procedures of electronic files and data.

SECTION 16.

TERM OF CUSTODIAL AGREEMENT

Unless terminated as otherwise provided herein, this Agreement shall terminate upon the Custodian’s receipt of written notice from the Lender. Upon termination of this Agreement, the related Mortgage Asset Files will be released by the Custodian in accordance with the Lender’s written instructions. If no such written instructions are received within thirty (30) days of the termination, the Custodian will package and ship any remaining active Mortgage Files to the address of the Lender in Section 17, at the expense of the Lender. With respect to any Electronic Mortgage Loan Documents upon the termination of this Agreement, the Custodian will remove from its possession and shall delete all Electronic Mortgage Loan Documents held in its possession pursuant to this Agreement and in accordance with the Custodian’s customary retention and purging policies and procedures of electronic files and data.

SECTION 17.

NOTICES

Any demand, notice or communication hereunder shall be deemed to have been received on the date received by the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt). All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown below, or at such other addresses as may hereafter be furnished to the other parties by like notice:

a.	if to the Custodian:

Computershare Trust Company, N.A.

1055 Tenth Avenue S.E.,

Minneapolis, Minnesota 55414

Attention: CMBS – BSFBWAREHOUSE

Email: cmbscustody@computershare.com

b.	if to the Lender:

FBRED BDC FINANCE, LLC

c/o Benefit Street Partners L.L.C.

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

SECTION 18.

SUCCESSORS AND ASSIGNS; ASSIGNMENT

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto, subject to the limitations herein provided. Except as otherwise provided herein, this Agreement may not be assigned in whole or in part by the Custodian without the prior written consent of the Lender.

SECTION 19.

LIMITATION ON LIABILITY

a. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any error of judgment or action taken or omitted to be taken by it or them hereunder in good faith or in connection herewith believed by it or them to be within the purview of this Agreement or in accordance with any instruction or direction from the Lender, except for its or their own gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal or as otherwise agreed to by the parties). The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind executed and submitted by any Person respecting any matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect, incidental, punitive or consequential damages (including, without limitation, lost profits) resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

b. The Lender agrees to indemnify and hold Computershare Trust Company, N.A., in both its individual capacity and its capacity as Custodian and each of its affiliates, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees and expenses (including attorneys’ fees, expenses and court costs and any losses incurred in connection with a successful defense, in whole or part, of any claim that the Custodian breached its standard of care), that may be imposed on, incurred by, or asserted against it or them in connection with (i) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves, any dispute or legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Mortgage Loans or this Agreement, (ii) pursuing enforcement (including any action, claim, or suit brought by the Custodian for such purpose) of any indemnification or other obligation of Lender (including without limitation any legal fees, costs and expenses incurred by the Custodian in connection therewith), and (iii) the performance of any or all of its or their duties and responsibilities and the exercise or lack of exercise of any or all of its or their powers, rights or privileges hereunder, including without limitation complying with any new or updated laws or regulations directly related to the performance by the Custodian of its obligations under this Agreement, unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian was caused by gross negligence, bad faith or willful misconduct (in each case, as determined by a court of competent jurisdiction pursuant to a verdict not subject to appeal or as otherwise agreed to by the parties) on the part of the Custodian or any of its respective directors, officers, agents or employees. The Custodian agrees that it will promptly notify the Lender of any such claim, action or suit asserted or commenced against it and that the Lender may assume the defense thereof with counsel reasonably satisfactory to the Custodian at the Lender’s sole expense, and that the Custodian will in good faith cooperate with the Lender on such defense. The foregoing indemnification shall survive any resignation or removal of the Custodian or any successor custodian, or the termination or assignment of this Agreement.

c. In the event that the Custodian fails to produce a Mortgage Loan Document that was in its possession under this Agreement within one (1) Business Day after required or requested in writing by the Lender and provided that: (i) Custodian previously delivered to Lender an Exception Report that did not list such document as an exception (ii) such document is not outstanding pursuant to a Request for Release, and (iii) such document was held by the Custodian on behalf of the Lender (any such failure being referred to herein as a “Custodial Delivery Failure”), then the Custodian shall: (A) with respect to any missing Mortgage Note, Mezzanine Note, Partial Interest Note, Participation Certificate, or Preferred Equity certificate, promptly deliver to the Lender, upon request, a Lost Note/Instrument Affidavit in the form of Exhibit I hereto (“Lost Note Affidavit”) and (B) with respect to any missing document related to such Mortgage Asset, including, but not limited to, a missing Mortgage Note, Mezzanine Note, Partial Interest Note, Participation Certificate, or Preferred Equity certificate, indemnify the Lender, as applicable, in accordance with paragraph (d) below.

d. The Custodian agrees to indemnify and hold the Lender and its respective directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees and costs, that may be imposed on, incurred by, or asserted against any of them directly resulting from: (i) a Custodial Delivery Failure, (ii) any materially false statement in a Lost Note Affidavit, (iii) any claim of any party that it has already purchased a mortgage loan evidenced by the lost Original, (iv) the issuance of a new instrument in lieu of such lost Original or (v) any claim based upon or arising from honoring or refusing to honor the lost Original when presented by any Person. In no event shall the Custodian or its directors, officers, agents and employees be liable for any special, indirect, punitive or consequential damages (including, without limitation, lost profits) resulting from any action taken or omitted to be taken by it or them or hereunder or in connection herewith even if advised of the possibility of such damages. The foregoing indemnification shall survive the resignation or removal of the Custodian or any successor custodian and any termination or assignment of this Agreement.

SECTION 20.

CUSTODIAN OBLIGATIONS REGARDING GENUINENESS OF DOCUMENTS

The Custodian may conclusively rely in good faith, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; provided, however, that in the case of any Mortgage Asset File, the Custodian shall be required to examine same in accordance with the requirements of this Agreement.

SECTION 21.

SHIPMENT OF DOCUMENTS

Written instructions as to the method of shipment and the shipper(s) that the Custodian is directed to utilize in connection with transmission of Mortgage Loan Documents in the performance of the Custodian’s duties hereunder shall be delivered by the Lender to the Custodian prior to any shipment of any Mortgage Loan Documents hereunder. All shipments shall be by overnight (morning) delivery via nationally recognized overnight courier. The Lender will arrange for the provision of such services at its sole cost and expense (or, at Custodian’s option, shall reimburse Custodian for all costs and expenses incurred by Custodian consistent with Lender’s instructions) and will maintain such insurance against loss or damage to Mortgage Asset Files and Mortgage Loan Documents as the Lender deems appropriate. Without limiting the generality of the provisions of Section 18 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person or property, arising out of actions of the Custodian properly taken pursuant to instructions of the Lender. If no instruction is given, Custodian is hereby authorized and directed to use any nationally recognized overnight courier service at the sole cost and expense of Lender, without insurance, and will not be held liable for any damages in connection therewith.

SECTION 22.

AMENDMENTS

This Agreement may be amended or modified from time to time by the Lender and the Custodian by written instrument signed by both parties. The cost (including any attorneys’ fees and costs) of any amendment entered into hereunder shall be paid by the Lender.

SECTION 23.

DESIGNATED OFFICERS

Each individual designated as a Designated Officer of the Lender, the Servicer, and the Custodian is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Lender, the Servicer, or the Custodian respectively and the specimen signature for each such Designated Officer of the Lender, the Servicer, and the Custodian initially authorized hereunder is set forth on Exhibits E, F, and G attached hereto, respectively. From time to time, the Lender, the Servicer, or the Custodian may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

SECTION 24.

OBLIGATIONS AND RELIANCE OF CUSTODIAN

a. The Custodian may request and shall be entitled to rely in good faith upon the direction, order, instruction or other communication from the Lender believed by the Custodian to be genuine and to have been signed or otherwise presented by a Designated Officer of the Lender.

b. This Section shall not be construed to limit the effect of any provision of this Agreement respecting the rights or remedies of the Custodian or any other right of the Custodian.

c. Any Person into which the Custodian may be merged, sold, transferred, or converted or with which the Custodian may be consolidated, or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to all or substantially all or substantially all of the corporate trust business of the Custodian, shall be the successor Custodian hereunder, without the execution or filing of any paper or any further act on the part of any parties hereto, anything to the contrary herein notwithstanding; provided, that any successor to the Custodian shall be capable of providing the type and scope of services commensurate with those to be provided by the Custodian hereunder.

d. The Custodian may consult with counsel selected by the Custodian with regard to questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

e. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Agreement) in the performance of its duties under this Agreement if it shall believe that repayment of such funds or adequate indemnity is not assured to it.

f. In the event that: (i) the Lender, the Servicer, or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage Asset File or any document included within a Mortgage Asset File or (ii) a third party shall institute any court proceeding by which any Mortgage Asset File or a document included within a Mortgage Asset File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings to the extent permitted by law. The Custodian shall, to the extent permitted by law and applicable judicial orders if any, continue to hold and maintain all the Mortgage Asset Files that are the subject of such proceedings pending a final, non-appealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Mortgage Asset File or any document included within such Mortgage Asset File as directed in writing by the Lender, which shall give a direction consistent with such court determination. Expenses and fees (including, without limitation, attorney’s fees and expenses) of the Custodian incurred as a result of such proceedings shall be paid by the Lender.

g. The Lender hereby acknowledges that the Custodian shall not be responsible for the validity or perfection of the Lender’s security interest in the Mortgage Loans hereunder, other than the Custodian’s obligation to take possession of Mortgage Loans as set forth in this Agreement.

h. The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, and shall not be liable except for the performance of such duties and obligations; and no implied covenants or obligations shall be read into this Agreement against the Custodian. No permissive right or privilege of the Custodian under this Agreement shall be construed as a duty or obligation.

i. The Custodian shall have no responsibility or duty with respect to any Mortgage Asset Files while not in its possession. The Custodian shall have no responsibility to record any UCC-3 Assignment unless the Lender shall so instruct the Custodian in writing and the Lender pays all expenses incurred by the Custodian for such recording.

j. The Custodian shall be under no obligation to make any investigation into the facts or matters stated in any resolution, exhibit, certificate, e-mail request, representation, statement, acknowledgement, consent, order, document in the Mortgage Asset File, or any other document other than as expressly provided herein.

k. The Custodian shall not be liable with respect to any action taken or omitted to be taken in accordance with the written direction, instruction, acknowledgment, consent or any other communication from the Lender in physical or electronic form.

l. The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for the reimbursement of expenses under this Agreement.

m. The Custodian shall not be responsible or liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, pandemics, disease, governmental or regulatory actions, fire, communication line failures, computer viruses, computer hardware or software failures, power failures, or earthquakes, natural disasters, civil unrest, national emergency, utility failure, malware or ransomware attack, unavailability of the Federal Reserve Bank wire system or unavailability of any securities clearing system (each a “Force Majeure Event”). The Custodian agrees that it will use commercially reasonable efforts to mitigate the effects of the Force Majeure Event. The Custodian further agrees that it shall give notice (including a reasonable description of such Force Majeure Event) to the Lender within a commercially reasonable time but in no event later than two (2) Business Days of the Custodian having notice or knowledge of such Force Majeure Event.

n. Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than: (i) any jurisdiction where any Mortgage Loan is or may be held by the Custodian from time to time hereunder and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

o. The Custodian shall have no duty to ascertain whether or not any cash amount or any payment has been received by the Lender, the Servicer or any other Person.

p. Knowledge or information acquired by Computershare Trust Company, N.A., in its capacity as Custodian hereunder shall not be imputed to Computershare Trust Company, N.A., in any other capacity in which it may act under any other document related to any transaction involving the Mortgage Assets or to any affiliate of Computershare Trust Company, N.A., and vice versa.

q. The Custodian shall not be deemed to have actual or constructive knowledge of a default or event of default unless a Responsible Officer has received written notice of such default or event of default. In the absence of such written notice, the Custodian may conclusively assume that there is no default or event of default.

r. The Custodian shall not be responsible for the acts or omissions of the Lender, or for any action, inaction, misconduct or negligence of any agent (including without limitation, affiliates) and attorneys appointed by the Custodian with due care.

s. The Custodian shall have no obligation to take any action that is not in accordance with applicable law.

t. The Custodian shall not be responsible for the content or accuracy of any document provided to the Custodian hereunder, and the Custodian shall not be deemed to have actual or constructive knowledge of the contents of any document delivered to it unless the Custodian is expressly required hereunder to review and confirm the accuracy of the contents thereof.

u. The recitals contained herein shall not be taken as the statements of the Custodian, and the Custodian assumes no responsibility for their correctness. The Custodian makes no representations as to the validity or sufficiency of this Agreement (other than its execution of this Agreement) except as expressly set forth herein.

v. Other than with respect to the performance of its express duties under this Agreement, if the Custodian is requested to take any action or refrain from taking any action, the Custodian shall be entitled to request and conclusively rely upon, and shall be protected in acting or refraining from acting upon, an officer’s certificate or opinion of counsel of the Lender. Any opinion of counsel requested by the Custodian shall be an expense of the Lender.

w. The Custodian shall have no responsibility for ensuring the legality, validity, adequacy, effectiveness, enforceability, due authorization, recordability, insurability, suitability, perfectibility, sufficiency, value, genuineness, binding nature, ownership or transferability of the Mortgage Assets, and will not be deemed to make, and does not make, any representation as to the validity, value, perfectibility, genuineness, ownership or transferability of the Mortgage Loans.

x. The Custodian has no responsibility for the Lender’s compliance with the 1940 Act, any restrictions, covenants, limitations or obligations to which the Lender may be subject or for which it may have obligations to third-parties in respect of the Account. For the avoidance of doubt, and except for the representations and warranties made by Custodian in Section 8(a)(1) and (2) of this Agreement, Custodian shall have no duties, responsibilities, obligations or liabilities under either the 1940 Act or the Advisers Act and its duties, responsibilities, obligations and liabilities are only as set forth in this Agreement.

SECTION 25.

AML LAW

The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Custodian is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Custodian. Each party hereby agrees that it shall provide the Custodian with such identifying information and documentation (to the extent available) as the Custodian may request from time to time in order to enable the Custodian to comply with all applicable requirements of AML Law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Lender and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

FBRED BDC FINANCE, LLC,
as Lender

By:
Name:	Jacob Breinholt
Title:	Authorized Signatory

COMPUTERSHARE TRUST COMPANY, N.A.,
as Custodian

By:
Name:
Title:

[Signature Page to Custodial Agreement]

EXHIBIT A

CUSTODIAL CERTIFICATION

[Date]

Mortgage Loan No.: ________________ Borrower: _______________________ Original Principal Balance: ___________

Lender Name

Street Address

City, State and Zip

Re: Custodial Agreement dated as of June [__], 2024 (the “Custodial Agreement”) by and between FBRED BDC Finance, LLC, as Lender and Computershare Trust Company, N.A., as Custodian

Ladies and Gentlemen:

Pursuant to Section 3[(a)][(b)] of the Custodial Agreement, the undersigned, in its capacity as the Custodian, hereby certifies that as to the mortgage loan identified as __________ (Mortgage Loan No. ____________) (the “Mortgage Loan”) [the Mortgage Note is in its possession or a copy of the Mortgage Note is in its possession.] [it has reviewed the related Mortgage Asset File] and: (i) except for the exceptions listed on the Exception Report attached hereto, all documents contemplated to be delivered to it pursuant to Section 2 of the Custodial Agreement, are in its possession; (ii) such documents have been reviewed by it and (A) appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed), (B) appear to have been executed and (C) purport to relate to the Mortgage Loan; (iii) the Mortgage Note has been endorsed as provided in Section 2 of the Custodial Agreement and (iv) the information set forth in the Mortgage Loan Data Schedule with respect to the following items accurately reflects the information set forth in the related Mortgage Note: Borrower Name and Loan Amount; and (v) the information set forth in the Mortgage Loan Data Schedule with respect to the following items accurately reflects the information set forth in the related Mortgage: Borrower Name, Address, City and State (excluding zip code).

The Custodian has no duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loan delivered to it to determine that the same are valid, legal, effective, genuine, binding, enforceable, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Furthermore, the Custodian shall not have any responsibility for determining whether the text of any assignment or endorsement is in proper or recordable form, whether the requisite recording of any document is in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

The Custodian hereby confirms that it is holding each such document relating to the Mortgage Loan as custodian for the exclusive use and benefit of, Lender and shall make disposition thereof only in accordance with the terms and conditions of the Custodial Agreement.

A-1

Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Custodial Agreement.

COMPUTERSHARE TRUST COMPANY, N.A., as Custodian

By:

Name:

Title:

A-2

EXHIBIT B

MORTGAGE ASSET FILE CHECKLIST

(Date)

Class (circle one):	Whole Loan, Partial Interest, Participation Interest, Mezzanine Loan, Preferred Equity

Type (circle one):	Multi-family, Retail, Office, Industrial, Hotel, Student Housing, Medical Office Product, Self-Storage, Nursing Home

Check one:Initial Shipment ____Trailing Documents ____Final Shipment ______

	DOCUMENT NAME[1]	REQUIRED[2]	ENCLOSED[3]	STATUS[4]

1	Tangible Evidence of Mortgage Asset (Promissory Note, Certificate, Bond, etc.)

2	Allonge(s)/Endorsements Endorsed to List complete chain

3	Letters of Credit Issuing Bank LOC Amount

4	Mortgage(s)/Deed(s) of Trust

5	Interim Assignment of Mortgage/Deed of Trust Assignee (if any):

6	Assignment of Mortgage/Deed of Trust Assignee: Owner

7	Assignment of Mortgage/Deed of Trust Assignee: Blank

8	Consolidation Agreement List all underlying notes

9	Assignment(s) of Leases and Rents

10	Interim Assignment of Assignment of Leases and Rents Assignee (if any):

11	Assignment of Assignment of Leases and Rents Assignee: Owner

[1]	In the event that the document applies to more than one property but not all of the properties associated with the loan, the checklist must describe which properties relate to each document.
[2]	Indicate whether or not the document is part of the loan structure.
[3]	Applies to this delivery only - do not list if documents were previously sent.
[4]	Indicate if the document is an original or copy. For Recordable documents - Indicate if the document is recorded.

12	Assignment of Assignment of Leases and Rents Assignee: Blank

13	Security Agreement

14	Interim Assignment of Security Agreement Assignee (if any):

15	Assignment of Security Agreement Assignee: Owner

16	Assignment of Security Agreement Assignee: Blank

17	Survey (with Surveyor’s Certificate thereon)

18	Ground Lease

19	Ground Lease Estoppel

20	Memorandum of Lease

21	Title Policy

22	Escrow Letter

23	Copies of all recorded documents affecting the Underlying Mortgaged Property

24	Eagle 9 Policy

25	Mezzanine Endorsement and Date Down to Owner’s Policy

26	Insured Closing Letter

27	Stock Certificates

28	Stock Powers

29	UCC Financing Statement (Personal Property) - State =

30	Interim UCC-3 Assignment/UCC Financing Statement Amendment (Personal Property) State = Assignee =

31	Interim UCC-3 Assignment/UCC Financing Statement Amendment (Personal Property) State = Assignee = Blank

32	UCC Financing Statement (Fixtures) - Fixture Filing Jurisdiction =

33	UCC-3 Assignment/UCC Financing Statement Amendment (Fixtures) Fixture Filing Jurisdiction = Assignee =

34	UCC-3 Assignment/UCC Financing Statement Amendment (Fixtures) Fixture Filing Jurisdiction = Assignee = Blank

35	UCC Financing Statement (Other) - Other Filing Jurisdiction =

36	UCC-3 Assignment/UCC Financing Statement Amendment (Other) Other Filing Jurisdiction = Assignee =

37	UCC-3 Assignment/UCC Financing Statement Amendment (Other) Other Filing Jurisdiction = Assignee = Blank

38	Loan Agreement

39	Reserve Agreement List if multiple Agreements

40	Cash Management or Lockbox Agreement

41	Indemnity and Guaranty Agreement (applies to all non-recourse events)

42	Environmental Indemnity Agreement

43	Intercreditor Agreement, Co-Lender Agreement or similar agreement

44	Interim Omnibus Assignment Assignee (if any):

45	Omnibus Assignment Assignee: Owner

46	Omnibus Assignment Assignee: Blank

47	Participation Certificate

48	As needed -

List all other documents/collateral[5] being delivered, including, without limitation,

-Subordination, Non-Disturbance and Attornment Agreement

-Assignment and Subordination of Management Agreement and/or Fee

-Due Execution and Enforceability Opinion

-Substantive Non-Consolidation Opinion

-Other Opinions

[5]	The Checklist documents should match the headings listed on the individual documents. Documents should be sent in the order listed on the Checklist.

EXHIBIT C

FORM OF REQUEST FOR RELEASE

[Date]

Computershare Trust Company, N.A.

1055 Tenth Avenue S.E.

Minneapolis, Minnesota 55414

Attn: CMBS – BSFBWAREHOUSE

Email: cmbscustody@computershare.com

Re:	Property Name: ______________________

Loan Number: _______________________

Ladies and Gentlemen:

In connection with the administration of the Mortgage Asset Files held by you as Custodian on behalf of _______________________, the undersigned hereby requests a release of the Mortgage Asset File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Property Address:

Loan Number.

The Mortgage Asset File should be delivered to the following:

Attn:

Phone:

C-1

If only particular documents in the Mortgage Asset File are requested, please specify which:

Reason for requesting file (or portion thereof):

_____ 1.	Mortgage Loan paid in full.

_____ 2.	Temporary release. File will be returned to Custodian.

The undersigned acknowledges that the above Mortgage Asset File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the related custodial agreement and will be returned to you or your designee within thirty (30) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage Asset File (or such portion thereof) will be retained by us permanently.

,

By:

Name:

Title:

C-2

EXHIBIT D

[RESERVED]

D-1

EXHIBIT E

DESIGNATED OFFICERS OF THE LENDER

Name	Title	E-Mail	Signature

Jerome Baglien	Chief Financial Officer	j.baglien@benefitstreetpartners.com

Micah Goodman	General Counsel and Secretary	m.goodman@benefitstreetpartners.com

Jacob Breinholt	Authorized Signatory	j.breinholt@benefitstreetpartners.com

E-1

EXHIBIT F

DESIGNATED OFFICERS OF THE SERVICER

Name	Title	E-Mail	Signature

F-1

EXHIBIT G

DESIGNATED OFFICERS OF THE CUSTODIAN

(see attached)

G-1

EXHIBIT H

SCHEDULE OF CUSTODIAL FEES

[REDACTED]

H-1

EXHIBIT I

FORM OF LOST NOTE/INSTRUMENT AFFIDAVIT

I, [__________________] (hereinafter the “Deponent”), as [_____________ (title)] of Computershare Trust Company, N.A. (the “Custodian”), am authorized to make this Lost Note/Instrument Affidavit (the “Lost Note Affidavit”) on behalf of the Custodian pursuant to the Custodial Agreement (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, the “Custodial Agreement”), dated as of June [__], 2024, between FBRED BDC Finance, LLC, as the lender (together with its successors and permitted assigns, the “Lender”) and the Custodian, being duly sworn, deposes and says that:

1. The Custodian’s name and address is:

Computershare Trust Company, N.A.

1055 Tenth Avenue SE

Minneapolis, Minnesota 55414

Attention: CMBS – BSFBWAREHOUSE

2. The Custodian previously delivered to the Lender an Asset Schedule and Exception Report with respect to the [Mortgage Note/Mezzanine Note/Partial Interest Note/Participation Certificate/Preferred Equity certificate] made by [     ] in favor of [     ], dated [     ] [__], [20__], in the principal amount of $[     ] that did not indicate such [Mortgage Note/Mezzanine Note/Partial Interest Note/Participation Certificate/Preferred Equity certificate] was missing;

3. Such [Mortgage Note/Mezzanine Note/Partial Interest Note/Participation Certificate/Preferred Equity certificate] is not outstanding pursuant to a Request for Release;

4. The [Mortgage Note/Mezzanine Note/Partial interest Note/Participation Certificate/Preferred Equity certificate] (hereinafter called the “Original”) has been lost;

5. The Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

6. The Custodian was the Custodian of the Original at the time of loss;

7. The Deponent agrees that, if said Original should ever come into the Custodian’s possession, custody or power, the Custodian will immediately and without consideration surrender the Original to the Lender;

8. Attached hereto is a copy of (i) the [Mortgage Note/Mezzanine Note/Partial Interest Note/Participation Certificate/Preferred Equity certificate], endorsed by the Originator to the Lender and endorsed in blank by the Lender, as provided by the Lender or the Servicer and (ii) the Mortgage Loan Documents that secure, govern or create the [Mortgage Note/Mezzanine Note/Partial Interest Note/Participation Certificate/Preferred Equity certificate];

9.

The Deponent hereby agrees to indemnify and hold the Lender and its respective directors, officers, employees, agents and representatives harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees and costs, that may be imposed on, incurred by, or asserted against any of them directly resulting from: (i) a Custodial Delivery Failure, (ii) any materially false statement in a Lost Note Affidavit, (iii) any claim of any party that it has already

I-2

purchased a mortgage loan evidenced by the lost Original, (iv) the issuance of a new instrument in lieu of such lost Original or (v) any claim based upon or arising from honoring or refusing to honor the lost Original when presented by any Person; provided, however, that in no event shall the Custodian or its directors, officers, agents and employees be liable for any special, indirect, punitive or consequential damages (including, without limitation, lost profits) resulting from any action taken or omitted to be taken by it or them or hereunder or in connection herewith even if advised of the possibility of such damages;

10.

This Lost Note Affidavit is intended to be relied on by the Lender and its successors and assigns, and the Deponent represents and warrants that the Deponent and the Custodian have the authority to execute this Lost Note Affidavit and to perform the obligations specified herein; and

11.	Capitalized terms used but not defined herein shall have the meanings given to such terms in the Custodial Agreement.

EXECUTED THIS [____] day of
[ ], 20__, on behalf
of the Custodian by:

Signature

Typed Name

On this [       ] day of [      ], 20__, before me appeared       , to me personally known, who being duly sworn did say that she/he is the       of Computershare Trust Company, N.A. and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said       acknowledged this instrument to be the free act and deed of said corporation.

Notary Public in and for the

State of:
My Commission expires:

I-3